                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1
--------------------------------------------------------------------------------
      FOR THE PERIOD BEGINNING FEBRUARY 1,1997 AND ENDING FEBRUARY 28,1997

      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement ( the "Pooling and Servicing Agreement") dated as of August 1,1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.

4     This report is dated 3/12/97.

      4.1   Principal Reconciliation:

                                                        Number of Accounts          Aggregate Prin Balance
                                                        ------------------       ------------------------------
            Ending Balance 1/31/97                            516                                $3,099,767.69
            Principal Payments                                                                    ($107,908.00)
            Prepayment of Principal                           -14                                  ($59,394.88)
            Insurance Proceeds                                                                      ($1,588.80)
            Redeemed Repos this Reporting Period               0                                         $0.00
            Force-Closed                                                                               ($45.61)
            Net Aggregate Principal Balance of                                                           $0.00
               Defaulted Auto Loans during 2/97               -3                                   ($20,205.42)
                                                        ==================       ==============================

            Ending Balance 2/28/97                            499                                $2,910,624.98

      4.12  Defaulted Principal Reconciliation

                                                        Number of Accounts               Aggregate Prin Balance
                                                        ------------------       ------------------------------
            Ending Balance 1/31/97                            87                                   $433,628.60
            New Repossessions                                  6                                    $46,033.77
            New Skips                                          0                                         $0.00
            New Gap                                            0                                         $0.00
            New Repo Prev. Redeemed                           -2                                   ($13,601.87)
            Recoveries on Defaulted Auto Loans                -3                                   ($35,293.08)
            Repos Redeemed During Reporting Period             0                                         $0.00
            Charge Off/ Forced Close                           0                                         $0.00
            New Repo Prev Reported as Skip                    -1                                   $ 12,226.48)
                                                        ==================       ==============================

           Ending Balance 2/28/97                             87                                  $418,540.94

      5     Aggregate Principal Balance of the Auto Loans

               a. AS of 1/31/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  413                           $2,477,639.21
                 30 - 59                         48                             $304,214.05
                 60 - 89                         17                             $103,523.41
                 90 - 119                        10                              $80,304.88
                over l20                        115                             $567,714.74
                                        ===================     ============================

                   Totals:                      603                           $3,533,396.29

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 1/31/97                              ($433,628.60)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 1/31/97
            (Net of Defaulted Auto Loans)                                     $3,099,767.69
                                                                ============================

               b. AS of 2/28/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  390                           $2,276,935.17
                 30 - 59                         53                             $330,479.77
                 60 - 89                         23                             $143,329.20
                 90 - 119                         5                              $24,774.18
                over 120                        115                             $553,647.60
                                        ===================     ============================

                   Totals:                      586                           $3,329,165.92

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 2/28/97                              ($418,540.94)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 2/28/97
            (Net of Defaulted Auto Loans)                                     $2,910,624.98
                                                                ============================

      6.    Defaulted Auto Loans

      a.    Auto Loans that became Defaulted Auto Loans during the Reporting
            Period.

            Number of                            Aggregate Principal Balance
            Auto Loans                                  of Auto Loans
            ----------                           ----------------------------
                 6      Repossessions                              $46,033.77
                 0      Skip Claim Filed                                $0.00
                 O      Gap Claim Filed                                 $0.00
                -2      Repo Redeemd now repo                    ($13,601.87)
                -1      prev skip now repo                       ($12,226.48)
            ==========                           ============================

                 3      Total                                     $20,205.42

      b.    Outstanding Defaulted Auto Loans as of 2/28/97

            Number of                            Aggregate Principal Balance
            Auto Loans                                  of Auto Loans
            ----------                           ----------------------------
                72      Repossessions                             $315,424.54
                 9      Skip Claim Filed                           $88,914.51
                 4      Gap Claim Filed                             $1,929.44
                 2      repo red from pr period                    $12,272.45
            ==========                           ============================

                87            Total                            $418,540.94

      7.    Auto Loans with Modified Payment Schedules

            Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

             Number of     Aggregate Principal
            Auto Loans    Balance of Auto Loans    Description of Modification
            -----------  -----------------------  ----------------------------
                 2                    $11,984.11       Term Extended 1 month

      8.    Repurchased Auto Loans

            Information with respect to Repurchased Auto Loans during the Reporting Period.

                                Number of    Aggregate Principal Balance
                  Party        Auto Loans          of Auto Loans             Aggregate Repurchase Price
            ----------------  -------------  ----------------------------  ------------------------------
            Seller

            Originator              0                            $0.00                              $0.00

            Master Servicer
                              =============  ============================  ==============================

            Totals:                 0                            $0.00                              $0.00


      9.    Recoveries

            Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.


            Number of Defaulted
            Auto Loans on which
                there were                                  Aggregate Amount of
                Recoveries          Source of Recoveries          Recoveries
            -------------------   ------------------------  --------------------

                       4          Proceeds from                      $20,501.00
                                  sale of collateral

                     N/A          Proceeds from                      $14,162.08
                                  insurance claims

                     N/A          Non-Cash insurance                N/A
                                  deductible claims

                     N/A          Paid Ahead/Behind                     $452.04

                     N/A          Payments I (Reversals)              $1,537.94

                       0          Proceeds from                           $0.00
                                  Repurchase
            ===================                             ====================
                       4                                             $36,653.06

      10.   Repossession Information

                                Number of    Aggregate Principal Balance
                  Party        Auto Loans          of Auto Loans             Aggregate Amount Realized
            ----------------  -------------  ----------------------------  ------------------------------
            Repossession            6                    $46,033.77

            Disposed of after
            Repossession (*)        4                                                        $20,501.00

            Repossessions
            Redeemed                0                         $0.00
                              =============  ============================  ==============================
            Totals:                 10                   $46,033.77                          $20,501.00


11. Losses

 a. The aggregate outstanding Principal Balance of Auto Loans written-off
    during the Reporting Period was.....................................................  $                            $45.61
    [Force Closed = $45.61]                                                               -----------------------------------

 b. The aggregate amount of uninsured claims (without duplication to
    amounts referred to in clause a) during the Reporting Period was....................  $                N/A
                                                                                          -----------------------------------

 c. The total amount of the losses on the Auto Loans during the Reporting
    Period was..........................................................................  $                            $45.61
                                                                                          -----------------------------------

12. Total Amount of Payments Collected during the Reporting
    Period and Deposited into the Collection Account

 a. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments' in Respect of Interest on the Auto Loans during
    the Reporting Period was............................................................  $                        $44,260.45
                                                                                          -----------------------------------

 b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during
    the Auto Loans during the Reporting Period was......................................  $                       $107,908.00
                                                                                          -----------------------------------

 c. The aggregate portion of Payments collected on the Auto Loans allocable
    to Prepayments' during the Reporting Period was.....................................  $                        $62,177.41
    [ Prin $59394.88   Int $2782.53]                                                      -----------------------------------

 d. Insurance Proceeds received on Active Auto Loans....................................  $                         $1,588.80
    [ Prin $1588.80 Int $0.00]                                                            -----------------------------------

 e. The aggregate portion of Payments collected on the Auto Loans allocable
    to Defaulted Auto Loan proceeds during the Reporting Period was.....................  $                        $36,653.06
    [Prin..$35293.08 lnt...$1359.98]                                                       -----------------------------------

 f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
    (sum of a+b+c+d+e) was..............................................................  $                       $252,587.72
                                                                                          -----------------------------------

 g. Total Late charges Received.........................................................  $                         $2,809.80
                                                                                          -----------------------------------

 h. Extension Fees on Precomputed Auto Loans............................................  $                            $85.80
                                                                                          -----------------------------------

 i. Excess Funds on Paid-Off Accounts...................................................  $                         $2,077.42
    108003110305000544   $2075.96      108003020305000374  $1252.04                       -----------------------------------
    108003110305000544  ($1250.58)

 j. Repurchase Proceeds.................................................................  $                             $0.00
                                                                                          -----------------------------------

 k. Total Cash Received.................................................................  $                       $257,560.74
                                                                                          ===================================

 l. The aggregate portion of Insurance Deductible allocable to Defaulted
    Auto Loan proceeds during the Reporting Period was..................................  $                             $0.00
    [prin $0.00  int $0.00]                                                               -----------------------------------

 m. The aggregate portion of Insurance Deductible allocable to Active
    Auto Loan proceeds during the Reporting Period was..................................  $                             $0.00
    [prin $0.00  int $0.00]                                                                -----------------------------------


13. Amount and Computation of Monthly Servicing Fee.

 a. The Reimbursable Servicer Expenses with respect to the calendar month
    immediately preceding the date of this Servicer Report was..........................  $                         $2,502.75
                                                                                          -----------------------------------

 b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the
    date of this Servicer Report was....................................................  $                         $1,404.90
                                                                                          -----------------------------------

 c. The Servicer Variable Amount with respect to the calendar month
    immediately preceding the date of this Servicer Report was..........................  $                         $1,345.19
                                                                                          -----------------------------------

 d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this
    Servicer Report is [0.15% x the aggregate Principal Balance of the
    Auto Loans at the end of the immediately preceding calendar month]..................  $                         $4,993.75
                                                                                          -----------------------------------

 e. The Monthly Servicing Fee, if any, owing with respect to calendar months
    prior to the immediately preceding calendar month is................................  $                             $0.00
                                                                                          -----------------------------------

 f. The total amount owing to the Master Servicer on the next following
    Monthly Fee Date is.................................................................  $                        $10,246.59
                                                                                          -----------------------------------

14. Events of Servicing Termination

    No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15. Attached Schedules

    Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, March 12,1997.


                                      Electronic Data Systems Corporation
                                      as Servicer


                                      By: /s/ Joanne McGrath
                                         ------------------------------------
                                      Joanne McGrath, Senior Manager
                                      Electronic Data Systems Corporation
                                      Consumer Asset Management Division

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1
--------------------------------------------------------------------------------
         FOR THE PERIOD BEGINNING MARCH 1,1997 AND ENDING MARCH 31,1997

      The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement ( the "Pooling and Servicing Agreement") dated as of August 1,1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:


1 Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2 Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3     The undersigned is an Officer of the Servicer.

4     This report is dated 4/12/97.

       4.1  Principal Reconciliation:

                                                        Number of Accounts          Aggregate Prin Balance
                                                        ------------------       ------------------------------
             Ending Balance 2/28/97                            499                               $2,910,624.98
             Principal Payments                                                                   ($102,905.78)
             Prepayment of Principal                           -23                                ($100,188.94)
             Insurance Proceeds                                                                          $0.00
             Redeemed Repos this Reporting Period               0                                        $0.00
             Force-Closed                                                                              ($15.81)
             Net Aggregate Principal Balance of                                                          $0.00
                Defaulted Auto Loans during 3/97               -7                                  ($49,998.82)
                                                        ==================       ==============================

             Ending Balance 3/31/97                            469                               $2,657,515.63

       4.12  Defaulted Principal Reconciliation

                                                        Number of Accounts               Aggregate Prin Balance
                                                        ------------------       ------------------------------
             Ending Balance 2/28/97                           87                                   $418,540.94
             New Repossessions                                 7                                    $49,998.82
             New Skips                                         0                                         $0.00
             New Gap                                           0                                         $0.00
             New Repo Prev. Redeemed                           0                                         $0.00
             Recoveries on Defaulted Auto Loans               -1                                   ($26,716.24)
             Repos Redeemed During Reporting Period            0                                         $0.00
             Charge Off/ Forced Close                         -3                                    ($2,543.44)
             New Repo Prev Reported as Skip                    0                                         $0.00
                                                        ==================       ==============================

             Ending Balance 3/31/97                           90                                   $439,280.08

      5     Aggregate Principal Balance of the Auto Loans

               a. AS of 2/28/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  390                           $2,276,935.17
                 30 - 59                         53                             $330,479.77
                 60 - 89                         23                             $143,329.20
                 90 - 119                         5                              $24,774.18
                over l20                        115                             $553,647.60
            =====================       ===================     ============================

                   Totals:                      586                           $3,329,165.92

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 2/28/97                              ($418,540.94)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 2/28/97
            (Net of Defaulted Auto Loans)                                     $2,910,624.98
                                                                ============================

               b. AS of 3/31/97

              Number of Days                 Number of          Aggregate Principal Balance
                Delinquent                   Auto Loans                of Auto Loans
            ---------------------       -------------------     ----------------------------
              current (0 - 29)                  366                           $2,113,278.59
                 30 - 59                         53                             $304,346.75
                 60 - 89                         18                              $91,433.55
                 90 - 119                         7                              $42,419.24
                over 120                        115                             $545,317.58
                                        ===================     ============================

                   Totals:                      559                           $3,096,795.71

            Aggregate Outstanding Principal Balance
            of Defaulted Auto Loans as of 3/31/97                              ($439,280.08)
                                                                ----------------------------

            Aggregate Principal Pool Balance as of 3/31/97
            (Net of Defaulted Auto Loans)                                     $2,657,515.63
                                                                ============================

      6.    Defaulted Auto Loans

      a.    Auto Loans that became Defaulted Auto Loans during the Reporting
            Period.

            Number of                            Aggregate Principal Balance
            Auto Loans                                  of Auto Loans
            ----------                           ----------------------------
                 7      Repossessions                              $49,998.82
                 0      Skip Claim Filed                                $0.00
                 O      Gap Claim Filed                                 $0.00
                 0      Repo Redeemd now repo                           $0.00
                 0      prev skip now repo                              $0.00
            ==========                           ============================

                 7      Total                                      $49,998.82

      b.    Outstanding Defaulted Auto Loans as of 3/31/97

            Number of                            Aggregate Principal Balance
            Auto Loans                                  of Auto Loans
            ----------                           ----------------------------
                75      Repossessions                             $336,670.63
                 9      Skip Claim Filed                           $88,914.51
                 4      Gap Claim Filed                             $1,710.69
                 2      repo red from pr period                    $11,984.25
            ==========                           ============================

                90      Total                                  $439,280.08

      7.    Auto Loans with Modified Payment Schedules

            Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

             Number of     Aggregate Principal
            Auto Loans    Balance of Auto Loans    Description of Modification
            -----------  -----------------------  ----------------------------
                0                         $0.00       Term Extended 1 month

      8.    Repurchased Auto Loans

            Information with respect to Repurchased Auto Loans during the Reporting Period.

                                Number of    Aggregate Principal Balance
                  Party        Auto Loans          of Auto Loans             Aggregate Repurchase Price
            ----------------  -------------  ----------------------------  ------------------------------
            Seller

            Originator              0                            $0.00                              $0.00

            Master Servicer
                              =============  ============================  ==============================

            Totals:                 0                            $0.00                              $0.00

      9.    Recoveries

            Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.


            Number of Defaulted
            Auto Loans on which
                there were                                  Aggregate Amount of
                Recoveries          Source of Recoveries          Recoveries
            -------------------   ------------------------  --------------------

                       5          Proceeds from                      $19,552.08
                                  sale of collateral

                     N/A          Proceeds from                       $9,080.08
                                  insurance claims

                     N/A          Non-Cash insurance                 N/A
                                  deductible claims

                     N/A          Paid Ahead/Behind                    ($291.54)

                     N/A          Payments I (Reversals)                $450.18

                       0          Proceeds from                           $0.00
                                  Repurchase
            ===================                             ====================

                       5                                             $28,790.80

      10.   Repossession Information

                                Number of    Aggregate Principal Balance
                  Action        Auto Loans          of Auto Loans             Aggregate Amount Realized
            ----------------  -------------  ----------------------------  ------------------------------
            Repossession             7                   $49,998.82

            Disposed of after
            Repossession *           5                                                      $19,552.08

            Repossessions
            Redeemed                 0                        $0.00
                              =============  ============================  ==============================

            Totals:                 12                   $49,998.82                         $19,552.08


11. Losses

 a. The aggregate outstanding Principal Balance of Auto Loans written-off
    during the Reporting Period was.....................................................  $                         $2,559.25
    [ Force Closed = $15.81]                                                              -----------------------------------

 b. The aggregate amount of uninsured claims (without duplication to
    amounts referred to in clause a) during the Reporting Period was....................  $               N/A
                                                                                          -----------------------------------

 c. The total amount of the losses on the Auto Loans during the Reporting
    Period was..........................................................................  $                         $2,559.25
                                                                                          -----------------------------------

12. Total Amount of Payments Collected during the Reporting
    Period and Deposited into the Collection Account

 a. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments(*) in Respect of Interest on the Auto Loans during
    the Reporting Period was............................................................  $                        $42,655.50
                                                                                          -----------------------------------

 b. The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto Loans during
    the Auto Loans during the Reporting Period was......................................  $                       $102,905.78
                                                                                          -----------------------------------

 c. The aggregate portion of Payments collected on the Auto Loans allocable
    to Prepayments(*) during the Reporting Period was...................................  $                       $105,284.62
    [ Prin  $100188.94  Int $5095.68]                                                      -----------------------------------


 d. Insurance Proceeds received on Active Auto Loans....................................  $                             $0.00
    [ Prin  $0.00  Int $0.00]                                                             -----------------------------------

 e. The aggregate portion of Payments collected on the Auto Loans allocable
    to Defaulted Auto Loan proceeds during the Reporting Period was.....................  $                        $28,790.80
    [Prin..$26716.24 lnt...$2074.56]                                                      -----------------------------------

 f. The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period
    (sum of a+b+c+d+e) was..............................................................  $                       $279,636.70
                                                                                          -----------------------------------

 g. Total Late charges Received.........................................................  $                         $2,628.04
                                                                                          -----------------------------------

 h. Extension Fees on Precomputed Auto Loans............................................  $                             $0.00
                                                                                          -----------------------------------

 i. Excess Funds on Paid-Off Accounts...................................................  $                         $1,250.58
    108003110305000544  $1250.58                                                          -----------------------------------

 j. Repurchase Proceeds.................................................................  $                             $0.00
                                                                                          -----------------------------------

 k. Total Cash Received.................................................................  $                       $283,515.32
                                                                                          ===================================

 l. The aggregate portion of Insurance Deductible allocable to Defaulted
    Auto Loan proceeds during the Reporting Period was..................................  $                             $0.00
    [prin $0.00  int $0.00]                                                               -----------------------------------

 m. The aggregate portion of Insurance Deductible allocable to Active
    Auto Loan proceeds during the Reporting Period was..................................  $                             $0.00
    [prin $0.00  int $0.00]                                                                -----------------------------------


13. Amount and Computation of Monthly Servicing Fee.

 a. The Reimbursable Servicer Expenses with respect to the calendar month
    immediately preceding the date of this Servicer Report was..........................  $                         $5,565.16
                                                                                          -----------------------------------

 b. The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the date of this
    Servicer Report was.................................................................  $                         $1,314.02
                                                                                          -----------------------------------

 c. The Servicer Variable Amount with respect to the calendar month
    immediately preceding the date of this Servicer Report was..........................  $                           $779.77
                                                                                          -----------------------------------

 d. The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this
    Servicer Report is [0.15% x the aggregate Principal Balance of the Auto Loans at the end of the immediately preceding calendar
    month]..............................................................................  $                         $4,645.19
                                                                                          -----------------------------------

 e. The Monthly Servicing Fee, if any, owing with respect to calendar months
    prior to the immediately preceding calendar month is................................  $                             $0.00
                                                                                          -----------------------------------

 f. The total amount owing to the Master Servicer on the next following
    Monthly Fee Date is.................................................................  $                        $12,304.14
                                                                                          -----------------------------------

14. Events of Servicing Termination

    No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15. Attached Schedules

    Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, April 12,1997.


                                     Electronic Data Systems Corporation as
                                     Servicer


                                     By: /s/ Joanne McGrath
                                        --------------------------------------
                                     Joanne McGrath, Senior Manager
                                     Electronic Data Systems Corporation
                                     Consumer Asset Management Division

                           MASTER ADMINISTRATOR REPORT

             -----------------------------------------------------

                             NAFCO AUTO TRUST - 1

                 For the February 20, 1997 Distribution Date

                   For period beginning on November 1, 1996
              and ending on January 31, 1997 (the "Due Period")

             -----------------------------------------------------

      The undersigned, a duly authorized officer of NYLIFE SFD Holding Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among Auto Funding II L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

      1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      2. NYLIFE SFD Holding Inc. is, as of the date hereof, the Master Administrator under the Pooling and Servicing Agreement.

      3.          The undersigned is a Officer of the Master Administrator.

      4.          The date of this Report is February 15, 1997.

      5.          Pool Factor.

            (a)    The Pool Factor with respect to
                   November 1, 1996 was ...........................  0.33671328
                                                                     ----------

            (b)    The Pool Factor with respect to
                   January 31, 1997 was ...........................  0.28000538
                                                                     ----------

      6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

            (a)    The Investor Certificate Principal
                   Balance as of November 1, 1996
                   (after giving effect to the disbursements
                   in reduction of principal, if any,
                   on the immediately preceding
                   Distribution Date) was ....................... $3,447,607.33
                                                                  -------------

            (b)    The Seller Certificate Principal
                   Balance as of November 1, 1996
                   (after giving effect to the
                   disbursements in reduction
                   of principal, if any, on the
                   immediately preceding Distribution
                   Date) was .................................... $  279,938.71
                                                                  -------------

      7.    Computation of the Available Subordination Amount.

            (a)    The Maximum Subordination Amount
                   in respect of such Distribution
                   Date is ...................................... $  831,078.15
                                                                  -------------

            (b)    The Cumulative Subordination
                   Payments with respect to such
                   Distribution Date is ......................... $    -0-
                                                                  -------------

            (c)    The Available Subordination Amount
                   with respect to such Distribution
                   Date [a-b] is ................................ $  831,078.15
                                                                  -------------

      8.     The Cash Reserve Account.

             (a)   The Required Cash Reserve Amount
                   (assuming all withdrawals or deposits
                   to be made with respect to the current
                   Distribution Date are made) is ............... $  172,380.37
                                                                  -------------

             (b)   The Available Cash Reserve Amount
                   available for deposit to the Collection
                   Account on the related Deposit Date
                   (prior to any withdrawals or deposits
                   to be made with respect to the current
                   Distribution Date are made) is ............... $  206,277.53
                                                                  -------------

             (c)    The amount to be deposited to
                    (withdrawn from) the Available
                    Cash Reserve Amount with respect
                    to the current Distribution Date
                    was ......................................... $  (33,897.16)
                                                                  -------------

             (d)    The Available Cash Reserve Amount
                    available for deposit to the Collection
                    Account on the related Deposit Date
                    (after any withdrawals or deposits to
                    be made with respect to the current
                    Distribution Date are made) is .............. $  172,380.37
                                                                  -------------

      9.     Aggregate Monthly Servicing Fee.

             (a)    The aggregate Monthly Servicing Fee
                    paid to the Servicer on the December 19,
                    1996 Monthly Fee Date and the January 17,
                    1997 Monthly Fee Date was ................... $   24,066.69
                                                                  -------------

             (b)   The Monthly Servicing Fee owing
                   to the Servicer on the related
                   Distribution Date is ......................... $   l0,360.99
                                                                  -------------

             (c)   The total Monthly Servicing Fee paid
                   or payable to the Servicer in respect
                   of such Due Period [a+b] is .................. $   34,427.68
                                                                  -------------

      10.    Aggregate Monthly Subrogation Amount.

             (a)   The aggregate Monthly Subrogation
                   Amount paid to the Master
                   Administrator on the December 19, 1996
                   Monthly Fee Date and the January 17,
                   1997 Monthly Fee Date was .................... $   -0-
                                                                  -------------

             (b)   The Monthly Subrogation Amount
                   owing on the related Distribution
                   Date is ...................................... $   -0-
                                                                  -------------

             (c)   The total Monthly Subrogation Amount
                   paid or payable to the Master
                   Administrator in respect of such
                   Due Period [a+b] is .......................... $   -0-
                                                                  -------------

      11.    Aggregate Monthly Administrator Fee.

             (a)   The aggregate Monthly Administrator
                   Fee paid to the Master Administrator
                   on the December 19, 1996 Monthly
                   Fee Date and the January 17, 1997
                   Monthly Fee Date was ......................... $    9,685.43
                                                                  -------------

             (b)   The Monthly Administrator Fee owing
                   on the related Distribution Date is .......... $    5,103.04
                                                                  -------------

             (c)   The total Monthly Administrator Fee
                   paid or payable to the Master Administrator
                   in respect of such Due Period [a+b] is ....... $   14,788.47
                                                                  -------------

      12.    Available Funds.

             (a)   The amount of Available Funds with
                   respect to the related Due Period was .........$  786,375.97
                                                                  -------------

             (b)    The amount of Available Funds with
                    respect to the immediately preceding
                    Due Period that were retained in the
                    Collection Account was .......................$   29,482.08
                                                                  -------------

             (c)    Interest earned on and retained in the
                    Collection Account for the Due Period
                    and interest earned on the Cash Reserve
                    Account for the Due Period and
                    transferred to the Collection Account
                    on the related Deposit Date was ..............$   10,523.07
                                                                  -------------

             (d)    Total distributable funds with
                    respect to the related Due Period
                    [a+b+c] was ..................................$  826,381.12
                                                                  -------------

             (e)    The amount of Available Funds used
                    to purchase additional Auto Loans during
                    the related Due Period was ...................$    -0-
                                                                  -------------

             (f)    The amount of Available Funds and
                    interest earned on the Collection Account
                    and the Cash Reserve Account used to pay
                    the Monthly Servicing Fee and the Monthly
                    Administrator Fee on the December 19,
                    1996 Monthly Fee Date and the January
                    17, 1997 Monthly Fee Date was ...............$    33,752.12
                                                                  -------------

             (g)    The amount of Available Funds and
                    interest earned on the Collection Account
                    and the Cash Reserve Account remaining
                    after the purchase of additional Auto
                    Loans and the payment of the Monthly
                    Servicing Fee and the Monthly
                    Administrator Fee with respect to the
                    related Due Period [d-e-f] is ................$  792,629.00
                                                                  -------------

      13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 8.75%.

             (a)   The amount of the aggregate Monthly
                   Servicing Fee to be paid to the
                   Servicer on such Distribution Date
                   is ............................................$   10,360.99
                                                                  -------------

             (b)   The amount of the aggregate Monthly
                   Subrogation Amount to be paid to the
                   Master Administrator on such
                   Distribution Date is ..........................$   -0-
                                                                  -------------

             (c)   The amount of the Monthly
                   Administrator Fee to be paid to the
                   Master Administrator on such
                   Distribution Date is ..........................$    5,103.04
                                                                  -------------

             (d)   The amount of the aggregate
                   distribution to be made on such
                   Distribution Date which constitutes
                   interest on the Investor Certificates
                   at the Certificate Rate, including
                   any Shortfall so allocable is .................$   75,416.41
                                                                  -------------

             (e)   The amount of the aggregate
                   distribution to be made on such
                   Distribution Date which constitutes
                   payments in reduction of principal
                   with respect to the Investor
                   Certificates is ...............................$  580,632.19
                                                                  -------------

             (f)   The total amount of the
                   distribution to be made on such
                   Distribution Date to the Investor
                   Certificateholders [d+e] is ...................$  656,048.60
                                                                  -------------

             (g)   The amount of the aggregate
                   distribution to be made on such
                   Distribution Date which constitutes
                   interest on the Seller Certificate
                   at the Certificate Rate is ....................$    6,123.66
                                                                  -------------

             (h)   The amount of the aggregate
                   distribution to be made on such
                   Distribution Date which constitutes a
                   reduction of principal with respect to
                   the Seller Certificate is .....................$   47,146.16
                                                                  -------------

             (i)   The amount to be deposited(withdrawn) from
                   the Cash Reserve Account is ...................$ (33,897.16)
                                                                  -------------

             (j)   The amount to be retained in
                   the Collection Account with the
                   respect to the Partial Payment
                   Amount is .....................................$   31,629.93
                                                                  -------------

             (k)   The amount to be disbursed to
                   the Seller Certificateholder
                   (other than the amounts referred
                   to in clauses (g) and (h) is ..................$   70,113.78
                                                                  -------------

             (l)   The total amount of the
                   distribution to be made to the
                   Seller Certificateholders [g+h+k] is ..........$  123,383.60
                                                                  -------------

      14.    Investor and Seller Certificate Principal Balance (end of Due
             Period).

             (a)   The Investor Certificate Principal
                   Balance as of January 31, 1997
                   (after giving effect to the
                   disbursements in reduction of
                   principal, if any, made on the
                   related Distribution Date) is .................$2,866,975.14
                                                                  -------------

            (b)    The Seller Certificate Principal
                   Balance as of January 31, 1997
                   (after giving effect to the
                   disbursements in reduction
                   of principal, if any, on the
                   related Distribution Date) is .................$  232,792.55
                                                                  -------------

      15.   Events of Administrator Termination.

            No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A.]

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of February 1997.

                                 NYLIFE SFD Holding INC. as Master
                                 Administrator


                                 By:
                                    /s/ Scott Drath
                                    ---------------------
                                    Name: Scott Drath
                                    Title: Vice President

                                     ANNEX A
                                       TO
                           MASTER ADMINISTRATOR REPORT
                            DATED February 15, 1997

                       EVENT OF ADMINISTRATOR TERMINATION

                                     None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                             DATED February 15, 1997

      In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

      1.    Aggregate Principal Balance of the Auto Loans.

            As of January 31, 1997 [the close of business on the last day of the Due Period]

               Number of Days      Number of        Aggregate Principal
                 Delinquent        Auto Loans       Balance of Auto Loans
               --------------      ----------       ---------------------

               current(0-29)           413               $2,477,639
                 30 - 59                48                  304,214
                 60 - 89                17                  103,523
                 90 - 120               10                   80,305
                 over 120              115                  567,715
                                       ---               ----------
                 Totals:               603               $3,533,396
                                       ===

               Aggregate Principal Balance of Defaulted
                 Auto Loans at January 31, 1997            (433,629)
                                                         ----------

               Aggregate Principal Balance allocable
                 to Certificateholders                   $3,099,767
                                                         ==========

      2. Total Amounts Collected for the Due Period and Deposited into the Collection Account.

            (a)  The total amount of Payments collected on
                 the Auto Loans and deposited into the
                 Collection Account for the Due Period was .......$  720,203.87
                                                                  -------------

            (b)  The total amount of Recoveries on Defaulted
                 Auto Loans collected on the Auto Loans and
                 deposited into the Collection Account for the
                 for the Due Period was ..........................$   64,024.25
                                                                  -------------

            (c)  The total amounts collected on the Auto Loans
                 and deposited into the Collection Account for the
                 Due Period was ..................................$  784,228.12
                                                                  -------------

      3.    Defaulted Auto Loans.

            Auto Loans that became Defaulted Auto Loans during the Due Period:

             Number of          Aggregate Principal
             Auto Loans         Balance of Auto Loans
             ----------         ---------------------

                12               $89,082.11

      4. The information specified in item 13(d) through (f) stated on the basis of $1,000 Initial Principal Amount.

                 The Certificate Rate is 8.75%.

            (a)  The amount of the aggregate distribution to
                 be made on such Distribution Date which
                 constitutes interest on the Investor Certificates
                 at the Certificate Rate, including any
                 Shortfall so allocable stated on the basis of
                 $1,000 Initial Principal Amount is ..............$    7.365603
                                                                  -------------
            (b)  The amount of the aggregate distribution
                 to be made on such Distribution Date which
                 constitutes payments in reduction of principal
                 with respect to the Investor Certificate on the
                 basis of $1,000 Initial Principal Amount is .....$   56.707900
                                                                  -------------

            (c)  The total amount of the distribution to be
                 made on such Distribution Date to the Investor
                 Certificateholders on the basis of $1,000
                 Initial Principal Amount is .....................$   64.073503
                                                                  -------------